Exhibit 99.1

Kulicke & Soffa Pte. Ltd. 23A Serangoon North Ave 5 Singapore 554369 +65 6880-9600 main Co. Regn. No. 199902120H
Kulicke and Soffa Industries, Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA +1-215-784-6000 main www.kns.com

Kulicke & Soffa Reports First Quarter 2024 Results
Increases Share Repurchase Activity
Ongoing Progress on Company-Specific Growth Opportunities
Singapore – January 31, 2024 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa,” “K&S,” “our,” or the “Company”), today announced financial results of its first fiscal quarter ended December 30, 2023. The Company reported first quarter net revenue of $171.2 million, net income of $9.3 million, representing EPS of $0.16 per fully diluted share, and non-GAAP net income of $17.0 million, representing non-GAAP EPS of $0.30 per fully diluted share.

Quarterly Results - U.S. GAAP
	Fiscal Q1 2024	Change vs. Fiscal Q1 2023	Change vs. Fiscal Q4 2023
Net Revenue	$171.2 million	down 2.9%	down 15.4%
Gross Margin	46.7%	down 360 bps	down 70 bps
Income from Operations	$1.7 million	down 85.7%	down 91.3%
Operating Margin	1.0%	down 570 bps	down 860 bps
Net Income	$9.3 million	down 36.3%	down 60.2%
Net Margin	5.4%	down 290 bps	down 610 bps
EPS – Diluted	$0.16	down 36%	down 61%

Quarterly Results - Non-GAAP
	Fiscal Q1 2024	Change vs. Fiscal Q1 2023	Change vs. Fiscal Q4 2023
Income from Operations	$10.9 million	down 46.1%	down 58.5%
Operating Margin	6.4%	down 510 bps	down 660 bps
Net Income	$17.0 million	down 22%	down 42.3%
Net Margin	9.9%	down 250 bps	down 460 bps
EPS – Diluted	$0.30	down 18.9%	down 41.2%
A reconciliation between the GAAP and non-GAAP adjusted results is provided in the financial tables included at the end of this press release. See also the “Use of non-GAAP Financial Results” section of this press release.

Fusen Chen, Kulicke & Soffa's President and Chief Executive Officer, stated, "While Automotive and Power Semiconductor weakness has impacted the industry, as well as our fiscal Q2 outlook, we anticipate semiconductor unit growth will return to a more normal growth rate later this fiscal year. As the market growth returns, we anticipate reaching new milestones across our specific K&S opportunities within Advanced Packaging, Advanced Display and Advanced Dispense."

First Quarter Fiscal 2024 Financial Highlights
•Net revenue of $171.2 million.
•Gross margin of 46.7%.
•Net income of $9.3 million or $0.16 per share; non-GAAP net income of $17.0 million or $0.30 per fully diluted share.
•GAAP cash flow from operations of $(7.3) million; Adjusted free cash flow of $(11.8) million.
•Cash, cash equivalents, and short-term investments were $709.7 million as of December 30, 2023.
•The Company repurchased a total of 0.6 million shares of common stock at a cost of $26.8 million.

Second Quarter Fiscal 2024 Outlook
K&S currently expects net revenue in the second quarter of fiscal 2024 ending March 30, 2024 to be approximately $170 million +/- $10 million, GAAP diluted EPS to be approximately $0.13 +/- 10%, and non-GAAP diluted EPS to be approximately $0.25 +/- 10%.
A reconciliation between the GAAP and non-GAAP financial outlook is provided in the financial tables included at the end of this press release.

Earnings Conference Webcast
A webcast to discuss these results will be held on February 1, 2024, beginning at 8:00 am EDT. The live webcast link, supplemental earnings presentation, and archived webcast will be available at investor.kns.com. To access the audio-only portion of the live webcast, parties may call +1-877-407-8037, or internationally, +1-201-689-8037.
An audio-only replay of the webcast will also be available approximately one hour after the completion of the live call by calling +1-877-660-6853, or internationally, +1-201-612-7415 and referencing access code 13743538.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP ("GAAP") results, this press release also contains the following non-GAAP financial results: income from operations, operating margin, net income, net margin, net income per fully diluted share and adjusted free cash flow. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation, acquisition and integration costs, impairment relating to assets acquired through business combinations, impairment relating to equity investments, income tax expense arising from discrete tax items triggered by acquisition, restructuring and significant changes in tax laws, gain/loss on disposal of business, as well as tax benefits or expenses associated with the foregoing non-GAAP items. The non-GAAP adjustments may or may not be infrequent or nonrecurring in nature, but are a result of periodic or non-core operating activities. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results. The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.

Management uses both GAAP metrics as well as these non-GAAP metrics to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure discussed in this press release is contained in the financial tables at the end of this press release.

About Kulicke & Soffa
Founded in 1951, Kulicke & Soffa specializes in developing cutting-edge semiconductor and electronics assembly solutions enabling a smart and more sustainable future. Our ever-growing range of products and services supports growth and facilitates technology transitions across large-scale markets, such as advanced display, automotive, communications, compute, consumer, data storage, energy storage and industrial.
Caution Concerning Results, Forward-Looking Statements and Certain Risks Related to our Business
In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our judgments and future expectations concerning our business, including the importance and competitiveness of our advanced display products and other emerging technology transitions, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, the persistent macroeconomic headwinds on our business, actual or potential inflationary pressures, interest rate and risk premium adjustments, falling customer sentiment, or economic recession caused directly or indirectly by geopolitical tensions, our ability to develop, manufacture and gain market acceptance of new products, our ability to operate our business in accordance with our business plan and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, filed on November 16, 2023, and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

Kulicke and Soffa Industries, Inc.
Joseph Elgindy
Finance
P: +1-215-784-7518

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended
	December 30, 2023	December 31, 2022
Net revenue	$171,189	$176,233
Cost of sales	91,293	87,527
Gross profit	79,896	88,706

Operating expenses:
Selling, general and administrative	40,046	40,500
Research and development	36,810	34,508
Amortization of intangible assets	1,347	1,394
Acquisition-related costs	—	107
Restructuring	—	375
Total operating expenses	78,203	76,884
Income from operations	1,693	11,822
Other income (expense):
Interest income	9,899	6,559
Interest expense	(22)	(34)
Income before income taxes	11,570	18,347
Income tax expense	2,277	3,758
Net income	$9,293	$14,589

Net income per share:
Basic	$0.16	$0.26
Diluted	$0.16	$0.25

Cash dividends declared per share	$0.20	$0.19

Weighted average shares outstanding:
Basic	56,650	57,051
Diluted	57,023	57,729

	Three months ended
Supplemental financial data:	December 30, 2023	December 31, 2022
Depreciation and amortization	$7,985	$5,613
Capital expenditures	3,533	15,651
Equity-based compensation expense:
Cost of sales	359	308
Selling, general and administrative	5,680	4,867
Research and development	1,818	1,346
Total equity-based compensation expense	$7,857	$6,521

	As of
	December 30, 2023	December 31, 2022
Number of employees	2,981	3,176

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	December 30, 2023	September 30, 2023
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$424,660	$529,402
Short-term investments	285,000	230,000
Accounts and other receivable, net of allowance for doubtful accounts of $49 and $49, respectively	184,400	158,601
Inventories, net	236,558	217,304
Prepaid expenses and other current assets	47,035	53,751
TOTAL CURRENT ASSETS	1,177,653	1,189,058

Property, plant and equipment, net	107,273	110,051
Operating right-of-use assets	45,797	47,148
Goodwill	89,516	88,673
Intangible assets, net	28,916	29,357
Deferred tax assets	32,139	31,551
Equity investments	2,042	716
Other assets	3,390	3,223
TOTAL ASSETS	$1,486,726	$1,499,777

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	58,682	49,302
Operating lease liabilities	6,697	6,574
Accrued expenses and other current liabilities	91,193	103,005
Income taxes payable	24,716	22,670
TOTAL CURRENT LIABILITIES	181,288	181,551

Deferred tax liabilities	37,174	37,264
Income taxes payable	53,145	52,793
Operating lease liabilities	41,720	41,839
Other liabilities	12,148	11,769
TOTAL LIABILITIES	325,475	325,216

SHAREHOLDERS' EQUITY
Common stock, no par value	578,479	577,727
Treasury stock, at cost	(756,949)	(737,214)
Retained earnings	1,353,800	1,355,810
Accumulated other comprehensive loss	(14,079)	(21,762)
TOTAL SHAREHOLDERS' EQUITY	$1,161,251	$1,174,561

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,486,726	$1,499,777

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended
	December 30, 2023	December 31, 2022
Net cash (used in)/provided by operating activities	$(7,331)	$85,116
Net cash used in investing activities	(60,541)	(38,914)
Net cash used in financing activities	(38,124)	(56,230)
Effect of exchange rate changes on cash and cash equivalents	1,254	5,104
Changes in cash and cash equivalents	(104,742)	(4,924)
Cash and cash equivalents, beginning of period	529,402	555,537
Cash and cash equivalents, end of period	$424,660	$550,613

Short-term investments	285,000	245,000
Total cash, cash equivalents and short-term investments	$709,660	$795,613

Reconciliation of U.S. GAAP
to Non-GAAP Income from Operations and Operating Margin
(In thousands, except percentages)
(Unaudited)

	Three months ended
	December 30, 2023	December 31, 2022	September 30, 2023
Net revenue	$171,189	$176,233	$202,320
U.S. GAAP income from operations	1,693	11,822	19,474
U.S. GAAP operating margin	1.0%	6.7%	9.6%

Pre-tax non-GAAP items:
Amortization related to intangible assets	1,347	1,394	1,356
Restructuring	—	375	—
Equity-based compensation	7,857	6,521	5,441
Acquisition-related costs	—	107	13
Non-GAAP income from operations	$10,897	$20,219	$26,284
Non-GAAP operating margin	6.4%	11.5%	13.0%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and Non-GAAP Net Margin and
U.S. GAAP net income per share to Non-GAAP net income per share
(In thousands, except percentages and per share data)
(Unaudited)

	Three months ended
	December 30, 2023	December 31, 2022	September 30, 2023
Net revenue	$171,189	$176,233	$202,320
U.S. GAAP net income	9,293	14,589	23,357
U.S. GAAP net margin	5.4%	8.3%	11.5%

Non-GAAP adjustments:
Amortization related to intangible assets	1,347	1,394	1,356
Restructuring	—	375	—
Equity-based compensation	7,857	6,521	5,441
Acquisition-related costs	—	107	13
Net income tax benefit on non-GAAP items	(1,516)	(1,218)	(758)
Total non-GAAP adjustments	$7,688	$7,179	$6,052
Non-GAAP net income	$16,981	$21,768	$29,409
Non-GAAP net margin	9.9%	12.4%	14.5%

U.S. GAAP net income per share:
Basic	0.16	0.26	0.41
Diluted(a)	0.16	0.25	0.41

Non-GAAP adjustments per share:(b)
Basic	0.14	0.13	0.11
Diluted	0.14	0.12	0.10

Non-GAAP net income per share:
Basic	$0.30	$0.39	$0.52
Diluted(c)	$0.30	$0.37	$0.51

Weighted average shares outstanding:
Basic	56,650	57,051	56,442
Diluted	57,023	57,729	57,408
(a)GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock, but that effect is excluded when calculating GAAP diluted net loss per share because it would be anti-dilutive.
(b)Non-GAAP adjustments per share include amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, acquisition and integration costs, equity-based compensation expenses, and income tax effects associated with the foregoing non-GAAP items.
(c)Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock.

Reconciliation of U.S. GAAP Cash provided by Operating Activities to Non-GAAP Adjusted Free Cash Flow
(In thousands, except percentages)
(unaudited)

	Three months ended
	December 30, 2023	December 31, 2022	September 30, 2023
U.S. GAAP net cash (used in)/provided by operating activities	$(7,331)	$85,116	$77,492
Expenditures for property, plant and equipment	(4,426)	(13,878)	(9,281)
Proceeds from sales of property, plant and equipment	—	—	273

Non-GAAP adjusted free cash flow	(11,757)	71,238	68,484

Reconciliation of U.S. GAAP to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

	Second quarter of fiscal 2024 ending March 30, 2024
	GAAP Outlook	Adjustments	Non-GAAP Outlook
Net revenue	$170 million +/- $10 million	—	$170 million +/- $10 million
Operating expenses	$79.3 million +/- 2%	$6.8 million B,C	$72.5 million +/- 2%
Diluted EPS(1)	$0.13 +/- 10%	$0.12 A, B, C,D	$0.25 +/- 10%

Non-GAAP Adjustments
A. Equity-based compensation - Cost of sales			0.4
B. Equity-based compensation - Selling, general and administrative and Research and development			5.4
C. Amortization related to intangible assets			1.4
D. Net income tax effect of the above items			(0.5)
(1) GAAP and non-GAAP diluted EPS based on approximately 56.9 million diluted weighted average shares outstanding.

The tables above reconcile our GAAP to non-GAAP guidance based on the current outlook. The guidance does not incorporate the impact of any potential business combinations, divestitures, restructuring activities, strategic investments and other significant transactions. The timing and impact of such items are dependent on future events that may be uncertain or outside of our control.